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                            PORTOLA PACKAGING CANADA LTD.

                                     AS BORROWER

                                       - AND -

                               PORTOLA PACKAGING, INC.

                                     AS GUARANTOR

                                       - AND -

                   THE LENDERS NAMED ON THE SIGNATURE PAGES HEREOF

                                      AS LENDERS

                                       - AND -

                          CANADIAN IMPERIAL BANK OF COMMERCE

                                       AS AGENT







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                               FIRST AMENDING AGREEMENT

                                          TO

                      CREDIT AGREEMENT DATED AS OF JUNE 16, 1995


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                            DATED AS OF NOVEMBER 26, 1997


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                               FIRST AMENDING AGREEMENT


    First Amending Agreement dated as of November 26, 1997 among Portola Packaging Canada Ltd., a corporation incorporated and existing under the laws of Canada, as Borrower, Portola Packaging, Inc., as Guarantor and Canadian Imperial Bank of Commerce, as Lender and Canadian Imperial Bank of Commerce, as Agent (and such other Persons as may from time to time become Lenders under the Credit Agreement, as hereinafter defined).

    WHEREAS pursuant to a credit agreement dated as of June 16, 1995 among 3154823 Canada Inc., the Lenders (as defined therein) and the Agent (the "Original Credit Agreement"), the Lenders agreed to extend to the Borrower certain credit facilities in the aggregate amount of up to Cdn. $14,000,000;

    AND WHEREAS Portola Packaging Ltd. is the successor by amalgamation of 3154823 Canada Inc. and Portola Packaging Ltd. is now the borrower under the Credit Agreement;

    AND WHEREAS the Borrower, the Guarantor, the Lenders and the Agent desire to amend certain covenants contained in the Credit Agreement;

    NOW THEREFORE, in consideration of the foregoing premises, the sum of $10.00 in lawful money of Canada and for other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the parties hereto agree as follows:

                                      ARTICLE 1

                                    INTERPRETATION

    SECTION 1.1. DEFINITIONS. In this First Amending Agreement and the recitals hereto, unless there is something in the subject matter or context inconsistent therewith or unless otherwise expressly provided, all capitalized terms used herein shall have the meaning ascribed thereto under the Credit Agreement; and "HEREIN", "HEREBY", "HEREOF", and similar expressions mean or refer to this First Amending Agreement; and the expressions "ARTICLE" and "SECTION" followed by numbers or letters mean and refer to the specified Article or Section of this First Amending Agreement unless otherwise specified.

    SECTION 1.2. INCORPORATION OF CREDIT AGREEMENT. This First Amending Agreement is supplemental to and shall henceforth be read in conjunction with the Credit Agreement and the Credit Agreement, as amended by this First Amending Agreement shall henceforth have effect so far as practicable as if all the provisions thereof and hereof were contained in one instrument. In this First Amending Agreement and the recitals hereto, unless there is something in the subject matter or context inconsistent therewith, or unless so stated to the contrary in this First Amending Agreement, the words and expressions herein contained which are defined in the Credit Agreement shall have the meanings given to such words and expressions in the Credit Agreement.


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                                      -2-


    SECTION 1.3. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT. On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof, "herein", or words of like import, and each reference to the Credit Agreement in the other Credit Documents and any other agreements, documents and instruments delivered by all or any one or more of the Borrower, the Lenders and the Agent and any other Person shall mean and refer to the Credit Agreement as amended by this First Amending Agreement. Except as specifically amended by this First Amending Agreement, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed. All amendments to the Credit Agreement contained in this First Amending Agreement shall be effective as of the date of this First Amending Agreement.

    SECTION 1.4. INTERPRETATION NOT AFFECTED BY HEADINGS, ETC. The division of this First Amending Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation thereof.

                                      ARTICLE 2

                          AMENDMENTS TO THE CREDIT AGREEMENT


    SECTION 2.1. DELETION OF SECTIONS 8.03(A) AND SECTIONS 8.03(B). Sections 8.03(a) and 8.03(b) are hereby deleted.

    SECTION 2.2. AMENDMENTS TO SECTION 8.03(C). Section 8.03(c) is hereby deleted and replaced by the following:

    "Maintain (i) for the three month period ended November 30, 1997; (ii) for the six month period ended February 28, 1998; (iii) for the nine month period ended May 30, 1998, (iv) for the twelve month period ended August 31, 1998; and (v) for each twelve month period ended on the last day of any Financial Quarter ending after August 31, 1998, a ratio of Consolidated EBDIT to Consolidated Interest Charges of not less than 4.0:1."

    SECTION 2.3. AMENDMENTS TO SECTION 8.03(D). Section 8.03(d) is hereby deleted and replaced by the following:

    (d) MAINTENANCE OF FIXED CHARGE COVERAGE. Maintain (i) for the three month period ended November 30, 1997; (ii) for the six month period ended February 28, 1998; (iii) for the nine month period ended May 30, 1998; (iv) for the twelve month period ending August 31, 1998; and (v) for each twelve month period ended on the last day of a Financial Quarter ended after August 31, 1998, a ratio of



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                                      -3-

    Consolidated EBDIT to Consolidated Fixed Charges of not less than 1.10:1.

    SECTION 2.4. AMENDMENTS TO SECTION 8.03(E). Section 8.03(e) is hereby deleted and replaced by the following:

    (e) MAINTENANCE OF CURRENT RATIO. Maintain, as of the last day of each Financial Quarter, a ratio of Consolidated Current Assets to Consolidated Current Liabilities (excluding the current portion of long term debt) of not less than 1.25:1.

    SECTION 2.5. AMENDMENT TO SCHEDULE 4. Schedule 4 is hereby amended by adding thereto under the heading "Security from Portola" the following as item
(c),

    "the support agreement entered into by Portola in favour of the Agent and the Lenders dated as of November 26, 1997"

and by deleting the word "and" at the end of item (a) and by replacing the period at the end of item (b) with a semicolon followed by the word "and".

    SECTION 2.6. WAIVERS. The Agent and the Lenders hereby waive any Default or Event of Default arising under Section 8.03 in respect of any period ended prior to September 1, 1997.

    SECTION 2.7. AMENDMENT FEE. The Borrower shall pay to the Agent an amendment fee of $40,000 contemporaneously with the execution thereto.


                                      ARTICLE 3

                                       GENERAL

    SECTION 3.1. CONFIRMATION BY BORROWER. The Borrower hereby confirms and acknowledges that all Security granted by it to and in favour of the Agent or the Lenders or both or to the Agent for and on behalf of the Lenders continues to secure, among other things, all Obligations of the Borrower under or with respect to the Credit Agreement, as amended by this First Amending Agreement.

    SECTION 3.2. CONFIRMATION BY GUARANTOR. The Guarantor hereby consents to the within amendments and confirms and agrees that the guarantee and the security entered into by it to and in favour of the Agent or the Lenders or both or to the Agent for and on behalf of the Lenders remains in full force and effect.

    SECTION 3.3. COSTS AND EXPENSES. The Borrower shall pay all reasonable costs and expenses of the Agent and the Lenders associated with the preparation, execution and delivery of this First Amending Agreement and all documentation contemplated hereby and delivered in connection herewith, including the reasonable legal fees of counsel.


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                                      -4-

    SECTION 3.4. GOVERNING LAW. This First Amending Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

    SECTION 3.5. COUNTERPARTS. This First Amending Agreement may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

    IN WITNESS WHEREOF the parties hereto have caused this First Amending Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                PORTOLA PACKAGING CANADA LTD.


                                Per:  /s/ George Noroian
                                     -----------------------------------------
                                     Authorized Signing Officer


                                THE LENDER

                                CANADIAN IMPERIAL BANK OF COMMERCE


                                Per:  /s/ Rocco Calarco
                                     -----------------------------------------
                                     Authorized Signing Officer

                                    THE AGENT

                                    CANADIAN IMPERIAL BANK OF COMMERCE


                                Per:  /s/ Rocco Calarco
                                     -----------------------------------------
                                     Authorized Signing Officer

                        (signatures continue on the next page)

                     (signatures continue from the previous page)



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                                           -5-

                                THE GUARANTOR

                                PORTOLA PACKAGING, INC.


                                Per:  /s/ Joseph T. Mayernick
                                     -----------------------------------------
                                     Authorized Signing Officer